EXHIBIT 10.2

                     FORM OF COMMON STOCK PURCHASE WARRANT

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THIS WARRANT AND THE SHARES DELIVERABLE ON EXERCISE OF THE WARRANT HAVE NOT BEEN
REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY STATE OR AN EXEMPTION FROM THOSE REGISTRATION REQUIREMENTS IS AVAILABLE.


                               WESCORP ENERGY INC.

                            NON-TRANSFERABLE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK


2,212,277 Common Shares                                               Void after
Par Value of US$0.0001                                        December 31, 2006.

This is to certify that, for value received, AHC Holdings Inc. (the "WARRANT HOLDER"), Edmonton, Alberta of has the right to purchase from Wescorp Energy Inc., a Delaware corporation (the "COMPANY"), on and subject to the terms and conditions hereinafter referred to, up to o fully paid and nonassessable shares of common stock of the Company having a par value of US$0.0001 per share (the "SHARES"), or any greater or lesser number of shares that may be determined by application of the antidilution provisions of this Warrant. The Shares may be purchased at a price of:

(a) US$1.00 per Common Share if the Shares are purchased at any time up to 4:00 p.m. local time in Edmonton, Alberta on or before December 31, 2005; and

(b) Thereafter at a price of US $2.00 per Share at any time up to 4:00 p.m. local time in Edmonton, Alberta on or before December 31, 2006.

The right to purchase the Shares may be exercised in whole or in part by the Warrant Holder only at the price set forth above (collectively the "EXERCISE PRICE") within the time set forth above by:

(a) completing and signing the subscription agreement (the "SUBSCRIPTION AGREEMENT") attached hereto as Schedule "A" for the number of Shares that the Warrant Holder wishes to purchase, in the manner therein indicated;

(b) surrendering this Warrant Certificate, together with the completed Subscription Agreement, to the Company at 8711 - 50th Avenue, Edmonton, Alberta T6E 5H4;

(c) delivering an investor questionnaire in the form attached as Appendix "A" to the Subscription Agreement and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from the registration and prospectus requirements of the applicable securities legislation in Canada and the registration under the Securities Act of 1933, as amended (the "1933 Act"), and any state securities law; and

(d) paying the appropriate Exercise Price, in United States funds, for the number of Shares subscribed for, either by certified cheque or bank draft or money order payable to the Company in Edmonton, Alberta, or any other address that the Company may advise by written notice to the address of the Warrant Holder.


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This  Warrant and the Shares  issuable on exercise of the Warrant  have not been registered under the 1933 Act or the securities laws of any state of the United States, and this Warrant may not be exercised unless the Shares are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from registration requirements is available.

On surrender and payment, the Company will issue to the Warrant Holder, or to any other person or persons that the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the Subscription Form, a certificate or certificates evidencing the number of Shares subscribed for. If the Warrant Holder subscribes for a number of Shares that is less than the number of Shares permitted by this Warrant, the Company will forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of the Shares referred to in this Warrant Certificate not then being subscribed for. The Shares so purchased will be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Exercise Price. No fractional shares will be issued on the exercise of this Warrant.

In the event of any subdivision of the common shares of the Company (as those common shares are constituted on the date hereof) into a greater number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as those common shares are constituted on the date hereof) into a lesser number of common shares while this Warrant is outstanding, the number of Shares represented by this Warrant will thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder will be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this Warrant is outstanding, the Company will thereafter deliver, at the time of purchase of the Shares hereunder, the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before the capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, Warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind on its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation, or windingup of the Company,


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the Company  must give to the Warrant  Holder at least seven days prior  written notice (the "NOTICE") of the date on which the books of the Company are to close or a record is to be taken for the dividend, distribution, or subscription rights, or for determining rights to vote with respect to the reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation, or winding up. The Notice will specify, in the case of any dividend, distribution, or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities
or  other  property   deliverable  on  any   reorganization,   reclassification,
consolidation, merger, amalgamation, sale, dissolution, liquidation, or winding up, as the case may be. Each Notice will be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at any other address that the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a shareholder of the Company.

Nothing contained herein confers any right on the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 4:00 p.m. local time in Edmonton, Alberta on December 31, 2006, and from and after that time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are nontransferable. Any common shares issued pursuant to this Warrant will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS; (D) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT."

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF [(I)THE DISTRIBUTION DATE]; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this Warrant Certificate to be signed by one of its directors as of the 15th day of March, 2005.

WESCORP ENERGY INC.
Per:

Doug Biles, President